                                                                     EXHIBIT 3.A



                                                                  April 20, 1999



Provident Mutual Life Insurance Company


1050 Westlakes Drive


Berwyn, PA 19312



Directors:



I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 12 of the Registration Statement on Form S-6 (File No. 33-42133) for the Providentmutual Variable Life Separate Account.



                                            Sincerely,



                                            James G. Potter, Jr.